Exhibit 99.1

Company Pr e s e n t a t i o n SP R I N G 2 0 2 3

2 F o r w a r d L oo ki n g S t a t e m e n t s This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. © 202 3 A m e s i t e In c. Al l R i g h ts R e s er v e d.

Meet Amesite

Amesite delivers **branded online learning programs** for universities, museums, government and businesses, powered by **artificial intelligence** to **create amazing experiences – at scale.**



WAYNE STATE
College of Engineering
NEW COURSE OFFERINGS!
ELECTRIC-DRIVE VEHICLE TECHNOLOGY
Online Courses
Industry 4.0
Smart Mobility
Technology
CENTRAL MICHIGAN UNIVERSITY
CONNER PRAIRIE
CURIOUS CONVERSATIONS: SEASONALITY IN 1830'S EVERYDAY LIFE
SMART MOBILITY BUNDLE
Implicit Bias Training
Power and Influence
Intercultural Leadership
THE RONALD REAGAN PRESIDENTIAL LIBRARY
Exploring Leadership
REAGAN ACADEMY
Ronald Reagan Courses
Developing Great Communication
EGC
Courses
Enterprise Learning
Trains 1,000 Global Employees
Employee Results
Target 70%
Actual 91%
Onboarded 53 Courses in 4 Days
POWERED BY amesite

© 2023 Amesite Inc. All Rights Reserved.

3

GPT-3

February 14, 2023

Amesite integrates GPT-3 on its learning platform:

- Complements existing AI capabilities
- 24/7 AI-assist for learners

GPT-3 features:

- Advanced Q&A support
- Task execution across industries
- Code generation for multiple languages/frameworks
- Informed outputs for enhanced accuracy

GPT-4

April 3, 2023

Amesite Inc. announced its Version 6.0 platform, with expanded AI capabilities powered by GPT-4 – the same technology behind ChatGPT Plus and Microsoft's New Bing.

GPT-4 is OpenAI's latest model, surpassing GPT-3 with:

- Enhanced complexity handling
- Improved reliability
- Increased creativity

amesite

© 2023 Amesite Inc. All Rights Reserved.
4

NAFEO – 5 Universities

September 15, 2022

Amesite Inc. announces:

Five new universities join NAFEO alliance

New members include:

- Alabama State University
- Allen University
- Benedict College
- Clark Atlanta University
- University of the District of Columbia

NAFEO – 12 Universities

March 30, 2023

Amesite Inc. announces:

New universities join NAFEO alliance
Collaboration with HBCUs and PBIs

Members include:

- Alabama State University
- Allen University
- Arkansas Baptist College
- Benedict College
- Bowie State University
- Cheyney State University
- Clark Atlanta University
- Huston Tillotson College
- J.F. Drake State University
- Southern University System (Shreveport)
- University of the District of Columbia
- University of the Virgin Islands

"These programs will not only enable our colleges and universities to build their storied brands, but also advance their constituencies economically. I am incredibly excited to see more and more universities take advantage of this opportunity to leverage NAFEO's COEE and deploy effective upskilling to their learners."

– Hon. Lezli Baskerville, Esq., CEO of NAFEO

amesite

© 2023 Amesite Inc. All Rights Reserved.
5

New Capabilities

February 14, 2023

Learning & Creative Assistants


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FREE ONLINE COURSE

March 30, 2023

Amesite Inc. unveils:

Free course: ChatGPT Fundamentals
Learn to harness the power of generative AI

- History - Generative AI
- Accessing ChatGPT and Platforms that Use It
- ChatGPT Use: Ethical Considerations
- ChatGPT Technical Capabilities – Science and Technology
- ChatGPT for Office Work

Visit www.amesite.com for one-click entry

amesite

© 2023 Amesite Inc. All Rights Reserved.
6

Renewing Customers that Can Scale, in Government, Universities, Museums and Business

April 27, 2023

MICHIGAN WORKS! SOUTHEAST

Amesite Announces Partnership Renewal with Michigan Works! Southeast

- Member, 16-agency system
- Keeps Michigan working
- Serves 437,000+ labor force
- 2021: filled 2,200+ jobs, engaged 478 employers

71%
say AI has already changed their company's job roles / skills.

82%
say AI will significantly changes job roles /skills over next three years.

https://www2.deloitte.com/content/dam/insights/us/articles/6546_talent-and-workforce-effects-in-the-age-of-ai/DI_Talent-and-workforce-effects-in-the-age-of-AI.pdf

Customer Success Case Study

January 25, 2023

Amesite's case study video on Global enterprise solution for EWIE Group:

Amesite's on-demand solutions tackle training challenges:

- Self-paced, accessible learning for employees
- Customer praises:
  - patient, flexible, approachable team
  - prompt, positive responses to queries
  - successful, collaborative partnership

1,000 Employees across **10** countries

Onboarded **>50** courses in **4** days

Scores were **91%** against target of **70%**

© 2023 Amesite Inc. All Rights Reserved.
7

Amesite Is Now Global – and Compliant for K-12

March 15, 2023

- Achieved compliance: explicit parental consent
- Enabled parental management of child's access and data
- Amesite & partners: significant scaling potential
- Subscription-based model drives revenue through schools

"One of our Customers' **greatest opportunity for growth** in their digital learning program subscriptions is in **K-12 learning. Non-profits can scale their delivery of learning by offering sponsored programming in schools** – which is central to their missions."

Dr. Ann Marie Sastry
Founder & CEO
Amesite Inc.

Market Outlook: MUSEUMS

16.8K
School Districts in the United States

3.7M
Homeschoolers in the United States

49.5M
K-12 Learners in the United States

$682B
Public K-12 Expenditures in the United States

SEGMENT:

- $2B+ annual museum spending on education
- 75% of budget dedicated to K-12 students
- 18M+ instructional hours yearly
- Offerings: guided tours, school visits, traveling exhibits, teacher development

https://www.aam-us.org/programs/museums-and-p-12-education/
https://research.com/education/american-school-statistics
https://nces.ed.gov/fastfacts/
https://brighterly.com/blog/homeschooling-statistics/

© 2023 Amesite Inc. All Rights Reserved.
8

Investment Highlights

1. PROVEN AI-POWERED PRODUCT THAT MEETS ENORMOUS MARKET NEED
2. TARGETING HIGH MARGINS WITH LEAN OPERATIONS
3. SCALABLE CUSTOMER CONTRACTS & REVENUE GROWTH
4. UNIQUE BUSINESS MODEL FOR EDUCATION
5. CATALYTIC EVENTS THAT VALIDATE BUSINESS MODEL

© 2023 Amesite Inc. All Rights Reserved.
9

AI-FIRST

Amesite's Generative AI implementation:

- AI-FIRST strategy: 10x developer efficiency
- AI-FIRST practices for code & infrastructure

Most incumbents will adapt slowly
due to philosophical misalignment, IP fear,
and workflow stasis.

DISRUPTORS ARE MOVING NOW.

amesite

Workflows: Amesite

AI-First Strategy:

- Standard for all executions
- Generative AI tool licenses
- Live demos & team participation in coaching
- Weekly Reviews: showcase wins & share success strategies

© 2023 Amesite Inc. All Rights Reserved.
10

Amesite's solution delivers for multiple markets with urgently needed solutions that match their key organizational needs.

ttps://www.statista.com/outlook/dmo/eservices/online-education/worldwide#revenue
https://www.aam-us.org/programs/about-museums/museum-facts-data/
https://www.statista.com/statistics/788521/training-expenditures-united-states/
https://pubs.royle.com/publication/?m=20617&i=727569&p=24&ver=html5

Universities

$103B

Projected Revenue, 2023

SOLUTIONS

- Revenue-generating certificates & industry programs
- No-cost learning through government/foundation funding
- eCommerce & branding for revenue and impact

Museums

$2B

Museum annual spend on education activities

SOLUTIONS

- Revenue-generating learning, docent-led & affinity experiences
- Government/foundation-funded K-12 programs
- eCommerce & branding for revenue and impact

Businesses

>$1B/Y

($1100/Eee/y)

Annual workplace training spend in the U.S.

SOLUTIONS

- Fast program launches for efficient employee upskilling
- Scalable learning without added costs
- API integration for cross-platform efficiency

© 2023 Amesite Inc. All Rights Reserved.
11

Path to Profitability: Scaling Customer Users + Multi-Institution Deals

amesite

AMESITE NEWS

Amesite CEO Dr. Ann Marie Sastry Appeared on "Mornings With Maria"



amesite

AMESITE NEWS

Amesite Inc. Announces Closing of Initial Public Offering


NASDAQ WELCOMES
DR. ANN MARIE SASTRY
PRESIDENT & CEO
NOVEMBER 5, 2020
amesite
AMST Nasdaq Listed
Nasdaq

USA TODAY

AMESITE STORY

Essential e-learning ecosystems move to the head of the class


ON-LINE LEARNING

BENZINGA

AMESITE STORY

EdTech Company Amesite CEO Sits Down With Benzinga To Discuss 2022 Successes And The Vision For 2023 – Building A Promising Future Of AI In Learning

BREAKING NEWS

Senate passes $280 billion chip manufacturing bill

BREAKING NEWS

Biden signs $1.7 trillion government spending bill into law

COVID

2018 — 2019 — 2020 — 2021 — 2022 — 2023

MICHIGAN WORKS! SOUTHEAST · WAYNE STATE College of Engineering · IF · CENTRAL MICHIGAN UNIVERSITY · EWIE · CONNER PRAIRIE · MICHIGAN WORKS! SOUTHEAST · NAFEO National Association For Equal Opportunity In Higher Education · IF

Product Concepts and Early Adopter Customers	Building Whole-Enterprise Capability	Scalable Revenue with Existing Customers – and New Multi-Institution Customers

© 2023 Amesite Inc. All Rights Reserved.

12

Amesite Brings Flexibility for Customers in Every Sector

Customers Have Purchasing Power for Amesite's Solutions:

Useful, relevant and affordable programs for learners that generate scalable revenue!

A to Z
Global talent pool, expert guidance

Amesite Can Build custom content from high school programs to executive learning, contracting with experts and frontline designers – from anywhere.

1000s
of existing programs that can be improved

Customers Can Provide content that was formerly entrapped in older systems, easily.

1000s
of catalog offerings

Third Parties Can Supply thousands of programs, either custom-building for Customers, or catalog offerings that can be mixed and matched on the platform.

Universities:
User Purchases, Government and Donor Support

Museums:
Programmatic Donor Support + Customer Purchases

Business:
L&D Budgets (Average: $1,207 per Employee)

How we SCALE = $ / user / month and subscriptions

amesite

© 2023 Amesite Inc. All Rights Reserved.
13

Revenue Scaling: Museum (K-12) Model

Benefits: Museums Gain Revenue (Donor or Government); Amesite Scales Revenue

Amesite Monetizes Development + Drives Revenue while Creating Opportunity for Customers

	YEAR ONE	YEAR TWO	YEAR THREE
SCALE	<250 users/mo	5,000 users/mo	10,000 users/mo
AMST REVENUE	$250K	$300K	$540K
MUSEUM REVENUE	N/A	$1M	$2M

© 2023 Amesite Inc. All Rights Reserved.
14

Revenue Scaling: University / Government Model

Benefits: Universities & Government Receive Funds to Drive Strong ROI; Amesite Scales Revenue with Platform & Services

Amesite Provides Technology + Services to Drive Outcomes and Revenue for Customers and Company

YEAR ONE

SCALE	<250 users/mo
AMST REVENUE	-
CUSTOMER REVENUE	-

YEAR TWO

SCALE	5,000 users/mo
AMST REVENUE	>$9M
CUSTOMER REVENUE	>$10M

YEAR THREE

SCALE	10,000 users/mo
AMST REVENUE	>$18M
CUSTOMER REVENUE	>$20M

© 2023 Amesite Inc. All Rights Reserved.
15

Amesite: Built for Speed and Efficiency to Meet Our Partners' Needs

V6 Amesite's V6 platform is empowering our users with access to the latest generative AI solutions, that provide them **personalized learning on-demand.**

24h or less Is the delivery time now for a custom-branded, enterprise scale system for our customers – **offering unparalleled speed.**

30d launches of custom content are available, because **Amesite's easy-to-use platform and flexible business model enable fast, high quality content creation.**

1,000s of APIs can be integrated with Amesite's platform because **Amesite uses a modern tech stack and is fully modularized.**

99% retention rates across all paid products have been achieved – **Amesite's customers deliver learning products that work for their users.**

amesite

Amesite & Microsoft

"By empowering Amesite and putting their platform on Microsoft Azure, **we can approach our partner universities around the country and get these solutions out to people who need upskilling courses.**"

Tamer Erzurumlu
Director of Partner Strategy
Education at Microsoft


Customer Stories
Amesite scales e-learning, reduces costs on Azure, backed by Azure Database for PostgreSQL
Technical Story
Learn More
amesite

© 2023 Amesite Inc. All Rights Reserved.
16

Technology: Advantages, Differentiation & Opportunity

AMESITE USES AI TO IMPROVE LEARNING

AI drives engagement with fresh, relevant content and analytics that give actionable insights.

Amesite's analytics architecture enables agile, continuous improvements.

AI-DRIVEN

AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

SCALABLE & SECURE

AMESITE TECHNOLOGY SUPPORTS DESIGNS CUSTOMERS LOVE – WITH THE ABILITY TO SCALE

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code. Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

BEST-IN CLASS FEATURES & INTEGRABILITY

© 2023 Amesite Inc. All Rights Reserved.
17

LE A R N I N G M A N A G E M E N T S Y S T E M S A m e s i t e un i q u e l y f o c u s e s o n t h e u s e r e x pe r i e n c e , d r i v i n g s u cc e ss f o r c u st o m e r s a n d l e a r n e r s. W e a r e d i s r u p t i n g t h e “ L M S . ” Companies: Pluralsight $PS, Stride $LRN, B l a c k b a u d $B L K B C O N T E N T C U R A T O R S , P R O G R AM MA N A G E R S , S E R V I C E P R O V I D E R S We believe that the private sector will continue to spur advancements in learning markets. But we believe that our C o m p a n ies : 2 U $ T W O U, C h e g g $ CHG G PL A T F O R M S F O R T H E F U T U R E OF W OR K Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer con t i nuou s l e a r n i ng . Companies: Workday $WDAY, Atlassian $TEAM A I G R O W T H $126B b y 2025 https:// www.statista.com/statistics/607716/worldwide - artificial - intelligence - market - revenues/#:~:text=The%20global%20artificial%20intelligence%20(AI,process%20automation %2C%20and%20machine%20learning. O N L I N E E D U C A T IO N G R O W T H $319B b y 2025 https:// www.researchandmarkets.com/reports/4986759/global - online - education - market - forecasts - from S A A S FO R B U S I N E S S G R O W T H $623B b y 2023 https:// www.prnewswire.com/news - releases/software - as - a - service - saas - market - could - exceed - 600 - billion - by - 2023 301102655.html#:~:text=According%20to%20Finances%20Online%3A%20%22The,a%20hold%20o f %20such%20system s. Investment Landscape: I n t e r f a c e s & Growth 18 © 202 3 A m e s ite I n c . A l l R i g h ts R e s e r v e d .

Case Studies: Flexible Use

WATCH THE EGC CASE STUDY

WATCH THE MWSE CASE STUDY

WATCH THE WSU CASE STUDY

EGC
EWIE Group of Companies



PARTNER CONTENT

CUSTOM INTEGRATIONS

CUSTOMIZED FEATURES

MICHIGAN WORKS! SOUTHEAST



CUSTOM CONTENT

LICENSED CONTENT

UPGRADED FEATURES

WAYNE STATE
College of Engineering



CUSTOM CONTENT

STANDARD FEATURES

© 2023 Amesite Inc. All Rights Reserved.
19

People & Growth



- Strong ability to attract talent
- Building bench strengths and partnerships in Sales and Marketing
- Aligning technical work to disrupt markets and serve our customers amesite

We are honored to be among the winners of the following workplace and technical awards, including four national workplace excellence awards.



THE WALL STREET JOURNAL.
Congratulations!
To the Best and Brightest Companies To Work For® In The Nation
THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2022
BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2022
BEST AND BRIGHTEST IN WELLNESS WINNER 2022
BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2021
METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2021
BEST AND BRIGHTEST IN WELLNESS WINNER 2021
METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2020
BIG INNOVATION 2020
THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2020
BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2020
THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2021

© 2023 Amesite Inc. All Rights Reserved.
20

Leadership & Board

FINANCE

TECH & IP

PEOPLE & GROWTH



Dr. Ann Marie Sastry

Founder, Chair & CEO

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Her technology and business work have been featured in *WSJ*, *Fortune*, *Forbes*, *The Economist*, *USA Today*, *The New York Times* and on the cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- Recognized with some of the highest honors in her scientific fields
- Co-authored over 100 publications and 100 patents and filings and delivered over 100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Serves on the Boards of the International Council on Clean Transportation (ICCT), the Alpha House Family Homeless Shelter, Laidlaw & Company, among others
- Holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in Mechanical Engineering



Anthony Barkett, J.D.



Barbie Brewer



J. Michael Losh



Gilbert S. Omenn, MD, Ph.D.



Richard Ogawa, J.D.



George Parmer

amesite

© 2023 Amesite Inc. All Rights Reserved.

21

Financial Position

FY Q3 2023
10-Q May 10, 2023

$6.1M
Cash On Hand

$0
Debt

16
Months of burn remaining, assuming no new revenue.

$373k*
Average Monthly Burn Projection over 12 months

$2.3M
Total Contract Value Since Inception

Building Revenue:

- Working to reduce monthly burn
- Technology Is Scalable
- Key Staff Positions Filled; Reducing Burn
- Good Liquidity
- No Debt
- $15M Equity Line to Raise as Needed, Subject to Limits

** Does not include fundraising or commissions on fundraising*

© 2023 Amesite Inc. All Rights Reserved.
22

23 Cost Savings: V5 Rollout (announced June 2022) Enabled Leaner Team; Company Is Reducing G&A © 2023 Amesite Inc. All Rights Reserved. Operational Efficiency: People, G&A Additional G&A Reductions*: • Reduction in tech & content costs in FY23 ( 55%) • Reduction in marketing cost in FY23 ( 40% in $/MQLs) • Reduction in insurance costs (similar coverage) in FY23 ( 71% ) *periods for calculation of reductions vary by category 25 20 15 10 5 0 Q22022 O c t 1 - D ec 3 1 2021 Q32022 J a n 1 - M a r 3 1 2022 Q42022 Apr 1 - Jun 30 2022 Q12023 Jun 1 - Sep 30 2022 Q22023 O c t 1 - D ec 3 1 2022 Q32023 J a n 1 - M a r 3 1 2023 FTE Headcount

Amesite enjoys a high reputational score

Key Insights:

- **There was a 44% increase in Amesite's average monthly mentions in Q12023 and Q22023**
- **Amesite was most often discussed in relation to its stock price** and viewed as a positive disruptor in the online learning platform industry
- **Twitter was the top source of mentions** for the Amesite brand (49%) and online learning platforms in general (70%). Amesite's mentions on the site were only 2% negative and 31% positive.
- **Consumer sentiment of the Amesite brand was very positive at 52%.** Amesite also had the **lowest negative mention rate at 1.7%,** enabling them to have the **best Overall Reputation Score (ORS)** results for this scorecard analysis.

	Volume of Mentions	Reach Amplification	Positive Sentiment	Negative Sentiment	Overall Reputation	Final Score (out of 4)
amesite	4th 2.2K	3rd 7.4K	1st 52.4%	1st 1.7%	1st 97	3
2U	2nd 22.1K	1st 50.7K	4th 33.1%	2nd 4.8%	3rd 87.6	2.6
Coursera	1st 48.9K	2nd 19K	3rd 33.3%	4th 5.5%	4th 86	2.2
PowerSchool	3rd 10.2K	4th 5.3K	2nd 41.8	3rd 5.4%	2nd 88.4	2.2

"The Amesite brand had **extremely high sentiment scores** compared to its competitors."

Data above provided by 3rd party source

amesite
© 2023 Amesite Inc. All Rights Reserved.
24

T H A N K Y OU . F O L L O W O U R P RO G RE S S F O R R ES O U R C E S F O R I N V ES T M E N T © 2023 Amesite Inc. All Rights Reserved. 25